UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2005

FLIGHT SAFETY TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-33305 (Commission File Number)	95-4863690 (IRS Employer Identification No.)

        28 Cottrell Street, Mystic, Connecticut 06355
(Address of principal executive offices and Zip Code)

                              (860) 245-0191
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this quarterly report on Form 8-K contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by us. We caution you that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, which include risks and uncertainties associated with, among other things, the outcome of an informal inquiry by the SEC that appears to be in connection with certain analysts reports about us and our press releases, the outcome of pending class action litigation alleging violations of federal securities laws, whether the government will implement WVAS at all or with the inclusion of a SOCRATES™ wake vortex sensor, the impact of competitive products and pricing, limited visibility into future product demand, slower economic growth generally, difficulties inherent in the development of complex technology, new products sufficiency, availability of capital to fund operations, research and development, fluctuations in operating results, and these and other risks are discussed in the "Known Trends, Risks and Uncertainties" section of our most recent Form 10-KSB and Form 10-QSB. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and, except as required by law, we assume no obligation to update this information whether as a result of new information, future events or otherwise. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

Note: Information in this report furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On March 31, 2005, Flight Safety Technologies, Inc. (the "Company") CEO and Chairman, Samuel A. Kovnat and Senior Vice President for Technology, Neal Fine, gave a PowerPoint presentation to members of the Boston Stockbrokers Club on our business and technologies. The information contained in the PowerPoint presentation was summary information intended for consideration in the context of our SEC filings and other public announcements that we have made and make, by press release, our website, or otherwise, from time to time. The information in the PowerPoint presentation was already in the public domain with the exception of (1) expected ownership arrangements and preliminary technical information on a new technology owned by Sanders Design International, Inc. ("SDI") that we are participating to develop known as Tactical Integrated Illumination Countermeasure ("TIICM") as a countermeasure to shoulder fired missiles directed at commercial aircraft, and (2) preliminary total potential market estimates we made for two of our technologies. These estimates were forward looking, only provided for context, and in our view cannot be considered material. However, in view of inclusion of this description and these estimates in the PowerPoint presentation, we are filing this Form 8-K to ensure the public release and clarification of this and related information. We undertake no duty or obligation to publicly update or revise the information contained in this Form 8-K or such materials, although we may do so from time to time, as we believe warranted or as otherwise required by law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, our website, or through other public disclosure.

We have made a proposal to the federal government with the approval of SDI to conduct research, development and testing of TIICM™ as prime contractor and system intergrator. Although we can make no assurance our proposal will be accepted, we have provided an initial funding commitment of $100,000, which we may increase if circumstances warrant, to SDI and are working with it to begin the development of TIICM™. In return for this funding and other support to SDI, SDI has agreed that we will co-own any future issued patents in TIICM™ technology with SDI, although we can make no assurance that any such patents will be issued. This co-ownership position could entitle us to half of any royalty that may be payable to SDI on the transfer price of TIICM™ pursuant to a licensing agreement between SDI and a third party licensee. While the license agreement does not cover system integration of TIICM™ into the air traffic control system, it does limit our ability to earn revenue from manufacture, installation and servicing of TIICM™ on non-military aircraft, which are exclusively licensed to the licensee, and from sales and marketing of TIICM™, on which SDI only has rights to collaborate with the licensee under the license agreement. Essentially, TIICM™ technology is based on alternating patterns of high energy, infrared generating halogen lights to deceive infrared seeking shoulder fired missiles. As conceived, the halogen lights may replace existing anti-collision lamps. If this technology works, as to which we can make no assurance, we believe it may reduce equipment changes to aircraft and fuel costs required by alternative countermeasures that larger companies have proposed, and are developing with funding and support from the Federal government. We will not be able to conduct necessary research, development and testing required to confirm the feasibility and any advantages of TIICM™ unless and until we commit additional company resources or receive Federal funding for design and testing, of which we can make no assurance.

The PowerPoint presentation included our estimate of total TIICM™ market value at $1.5 billion domestically and $5 billion internationally over 10 years. Regarding UNICORN™ technology, the PowerPoint presentation included our estimate of a combined total market for general aviation and unmanned aerial vehicles, that we expect to reach 250,000 by 2020, representing a combined market value of $2.5 billion, a portion of which may be addressable by our UNICORN™ technology. These estimates and figures have not been reviewed or validated by any independent third party. These figures only are and were intended to represent our early estimate of total combined market value, a portion of which may be addressable by our UNICORN™ technology. We did not and do not suggest or imply that these estimates represent the portion of the market, if any, that we might expect to capture for TIICM™ or UNICORN™. At this time, we can make no assurance what, if any portion of these markets that TIICM™ or UNICORN™ technology will capture. The total potential market and market capture, if any, ultimately will depend on many factors including, but not limited to, final production costs of equipment and installation, costs of operating and maintaining the equipment, costs of alternative technologies, and airline and government approval and support for our technologies over competing technologies. We expect these market estimates will change, and such changes could be substantial, as we adjust costs in response to many unknown factors, including, without limitation, the results of our product research, development and engineering, changing needs of the market or competition from alternate technologies. We can make no assurance at this time, as to if or when we will successfully complete development, testing, and engineering of TIICM™ or UNICORN™ into commercially viable products for any purpose that will result in meaningful revenue or profit to us. Our share of revenue from these products may, and in the case of TIICM™ will, be further limited by licensing agreements or other arrangements between us and our potential strategic partners in connection with research, production, or financing of these technologies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIGHT SAFETY TECHNOLOGIES, INC. Date: April 7, 2005
Samuel A. Kovnat Chief Executive Officer